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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Chromcraft Revington, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                              35-1848094
---------------------------------------- ---------------------------------------
(State of incorporation of organization) (I.R.S. Employer Identification Number)


         1100 North Washington Street
             Delphi, Indiana                           46923
---------------------------------------- ---------------------------------------
(Address of principal executive offices)             (Zip Code)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


          Title of each class        Name of each exchange on which
          To be so registered        Each class is to be registered
          -------------------        -------------------------------

             Common Stock                American Stock Exchange
       $.01 Par Value Per Share


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(c), CHECK THE FOLLOWING BOX. |X|


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(d), CHECK THE FOLLOWING BOX. |_|


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

Not Applicable.


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

None.





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               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the Registrant's common stock, set forth under the heading "Description of Capital Stock - Common Stock" contained in the Registrant's Registration Statement on Form S-1, File Number 33-45902, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.


ITEM 2.  EXHIBITS

         None.




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          CHROMCRAFT REVINGTON, INC.

                                          By: /s/ Frank T. Kane
                                              ----------------------------------
                                              Vice President-Finance and
                                              Chief Financial Officer


Dated:  June 7, 2004


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